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                                                                     EXHIBIT 4.8


                              CERTIFICATE OF TRUST
                                       OF
                           HOUSEHOLD CAPITAL TRUST VI


     This Certificate of Trust of Household Capital Trust VI (the "Trust"), is being duly executed and filed by the undersigned, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del.C. SS. 3801 et seq.) (the "Act").

     1. Name. The name of the business trust formed hereby is Household Capital Trust VI.

     2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Newark, Delaware, 19711.

     3. Effective Date. This Certificate of Trust shall be effective upon filing.

     4. Counterparts. This Certificate of Trust may be executed in one or more counterparts.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811 of the Act.


                                         THE BANK OF NEW YORK
                                         as Trustee


                                         By:  /s/ Mary LaGumina
                                         ---------------------------------------
                                              Name:   Mary LaGumina
                                              Title:  Vice President

                                         THE BANK OF NEW YORK (DELAWARE)
                                         as Trustee

                                         By:  /s/ Patrick Burns
                                             -----------------------------------
                                             Name:  Patrick Burns
                                             Title: Senior Vice President


                                         /s/ Benjamin B. Moss Jr.
                                         ---------------------------------------
                                         Benjamin B. Moss Jr., as trustee


                                         /s/ Dennis J. Mickey
                                         --------------------------------------
                                         Dennis J. Mickey, as trustee